Exhibit 99.1

Hamilton Lane Alliance Holdings I, Inc. Announces the Separate Trading of its Shares of Class A Common
Stock and Redeemable Warrants Commencing March 5, 2021

Bala Cynwyd, PA, March 4, 2021 – Hamilton Lane Alliance Holdings I, Inc. (Nasdaq: HLAHU) (the “Company”) announced that, commencing March 5, 2021, holders of the units sold in the Company’s initial public offering of 27,600,000 units, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on the Nasdaq Stock Market (“Nasdaq”) under the symbol “HLAHU,” and the shares of Class A common stock and redeemable warrants that are separated will trade on Nasdaq under the symbols “HLAH” and “HLAHW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although the Company’s efforts to identify a prospective business combination opportunity will not be limited to a particular industry, it intends to identify and consummate an initial business combination that it believes will generate attractive long-term returns for its shareholders. The Company intends to avoid companies in highly cyclical sectors such as upstream and midstream energy, commodities or real estate. The Company’s sponsor is an affiliate of Hamilton Lane Advisors, L.L.C., the managing member of which is Hamilton Lane Incorporated (Nasdaq: HLNE), a leading private markets investment management firm.

The units were initially offered by the Company in an underwritten offering. J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC acted as joint book-running managers of the offering. A registration statement relating to the securities, as well as a related registration statement on Form S-1MEF filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, became effective on January 12, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the SEC website at www.sec.gov or by contacting J.P. Morgan Securities LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone: 1-866-803-9204, or by emailing at prospectus-eq_fi@jpmchase.com and Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, Second Floor, New York, New York 10014.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Hamilton Lane Alliance Holdings I, Inc.

+1-610-617-6026

hlalliance@hamiltonlane.com